1 Alpha Natural Resources European Investor Presentation November 13, 2012 Alpha Natural Resources Dahlman Rose Metals, Mining & Materials Conference

2 Forward-Looking Statements Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law. Third Party Information This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.

3 • Leading US supplier and exporter of metallurgical coal with expertise in blending and optimization Globally  # 3 in metallurgical coal by shipment volume Exports  $3.1 billion or 44% of total revenues in 2011 • One of the most regionally diversified producers in the US • More export terminal capacity than any other US producer: 25-30 million tons • Approximately $2.0 billion in total liquidity as of October 26, 2012 • Focus on operational optimization, cost control, consistent execution and positive free cash-flow generation Leading U.S. Producer with Global Reach Alpha Natural Resources Highlights

4 Alpha Natural Resources European Investor Presentation Alpha Natural Resources Overview Strategy to Create an Industry Leader

5 Focus on Three-Pronged Strategy Focus on FCF Generation & Maximizing Shareholder Value Create durable, sustainable steam coal portfolio Support and augment metallurgical coal franchise Address non- strategic operations

6 Decisive Action in Challenging Market Reduced 2012 shipment outlook three times in response to challenging market & pricing environment Implementing a plan to reduce overall cost structure  Reducing overhead ~ $150mm annually by streamlining field ops & corporate functions  Lowering cost of coal sales due to production cuts and efficiency improvements Reduced expenditures to enhance cash flows  Reduced midpoint of 2012 capex guidance by $250mm to $525mm from original plan*  Reduced midpoint of 2012 SG&A guidance by approximately $32.5mm to $217.5 million from original plan*  Expects 2013 shipment volumes of approximately 80-95mm tons  Expects 2013 Capex to be in the range of $300-350mm, including an LBA payment of approximately $45mm * Based on November 2, 2012 guidance, compared with our original 2012 guidance provided on August 4, 2011

7 Leading Global Supplier Belgium Brazil Romania Canada France Egypt Sweden Netherlands Ukraine Spain Turkey United Kingdom Sandusky, OH Conneaut, OH Newport News, VA Lambert’s Point/Norfolk, VA Baltimore, MD Ashtabula, OH Russia New Orleans, LA Argentina Mexico Finland India Japan South Africa China Austria Italy Poland Hungary Germany Europe: 6.3mm tons South America: 1.0mm tons Asia: 4.5mm tons Africa/Middle East: 2.9mm tons South Korea U.S. Shipments YTD : 66.7 million tons YTD 9/30/12 Export Shipments: 16.2mm tons Total 11.7mm tons Met 4.5mm tons Steam Customers on 5 continents Canada/Mexico: 1.5mm tons Note: All amounts are YTD through September 30, 2012

8 Logistics Flexibility Through Port Diversity Total Port Capacity ~ 25 – 30mm tons U.S. East Coast  Dominion Terminal Associates - Virginia Alpha owns 41% share  Norfolk Southern’s Lamberts Point Terminal - Virginia Alpha is largest shipper  Pier IX Terminal - Virginia Alpha gained position with Massey acquisition  CSX Curtis Bay Piers (formerly Chesapeake) Terminal - Maryland Other  U.S. Gulf Coast – both land-based terminals and midstream loading capabilities  Great Lakes ports

9 Operational Diversification Western Coal Operations – 2012E* 42-48 million tons thermal Eastern Coal Operations – 2012E* 38-44 million tons thermal 20-23 million tons met * Based on guidance provided on November 2, 2012 ** As of September 30, 2012 Total Mines: 108** Underground 74; Surface 34 Prep Plants: 30

10 Operational Diversification * YTD through September 30, 2012 ** As of December 31, 2011 Eastern Steam 46% PRB 10% Metallurgical 44% YTD Coal Revenue Mix* Total $4.7B Eastern Steam 2.5B tons 53% Metallurgical 1.5B Tons 32% PRB 0.7B tons 15% Coal Reserve Breakdown** Total 4.7B tons  One of the strongest reserve positions in the industry with ~ 4.7 billion tons, including 1.5 billion tons of metallurgical coal  Well balanced product mix with 44% of YTD* coal revenues from metallurgical coal and 56% from thermal coal

Multiple Organic Met Coal Opportunities

Alpha Natural Resources



Freeport Mine
Cresson Mine
Workman Creek
Marianna
Deep Mine 41
PENNSYLVANIA
OHIO
WEST VIRGINIA
VIRGINIA

Deep Mine #41 – S. CAPP

- **Reserve – 64MT**
- **Production cap. – 1.7-1.8mm/yr.**
- **Mine life – 35+ years**
- **Capex – $45-50 million**

Marianna – Central CAPP

- Reserve – 18MT
- Production cap. – 1mm/yr.
- Mine life – 15+ years
- Capex – ~ $200 million

Cresson - AMFIRE

- Reserve – 25MT
- Production cap. – 600-750K/yr.
- Mine life – 30+ years
- Capex – $15-20 million

Freeport – PA Services

- Reserve – 68MT
- Production cap. – 3mm/yr.
- Mine life – 20+ years
- Capex – $350+ million

Workman Creek – N. CAPP

- Reserve – 42MT (Beckley Seam)
- Production cap. – 500-750k/yr.
- Mine life – 50+ years
- Capex – TBD

11

12 Alpha Natural Resources European Investor Presentation Market Overview BRICS Drive Global Growth

13 Asia Drives Thermal Demand Sources: IEA World Energy Outlook 2011, New Policies Scenario; IEA Coal Information 2011; Internal Analysis 2009 2015 2020 India 6.2% CAGR 5.2% CAGR 2009 2015 2020 China 4.4% CAGR 6.2% CAGR 0 5,000 10,000 15,000 20,000 25,000 30,000 2009 2015 2020 El ec tri c Ge n er at io n ( T W h ) World 3.0% CAGR (2009-2020) 2.7% CAGR (2009-2020) 5.4B 6.7B 7.2B Thermal Coal (tons) 2.9% CAGR 2.4% CAGR 2009 2015 2020 Other Asia

14 0 100 200 300 400 500 600 Total Seaborne Demand M ill io n T o n n e s - 15% Developed World Developing World + 44% BRIC Nations Dominate Growth Steel use in 2012 compared with 2007 Sources: Wood Mackenzie, EIA, IMF, US Census Bureau, WSA Developing Nations Need Met Coal Forecast Historical

Global Cutbacks Impacting Met Market

Alpha Natural Resources

Announced Global Met Coal Reductions

Producer	Location
Alpha Natural Resources	U.S. - Appalachia
ArchCoal	U.S. - Appalachia
Anglo American	Australia
bhpbilliton	Australia
CONSOL Energy	U.S. - Appalachia
Patriot Coal	U.S. - Appalachia
Severstal	U.S. - Appalachia
SouthGobi Resources	Mongolia
Trinity Coal	U.S. - Appalachia
Walter Energy	United Kingdom
Xinergy	U.S. - Appalachia

Up to ~30 million tonnes

- The global metallurgical coal market weakened throughout the first nine months of 2012
  - Q4 benchmark of $170/tonne FOBT fell sharply from $225/tonne in Q3
  - Current reports indicate spot pricing below the $170 benchmark, but off lows
- Alpha believes recent spot pricing in the ~$150/tonne range is below production costs for between 1/3 and 1/2 of global production
- Producers in most major production regions, including the U.S., Canada and Australia, have announced production cutbacks of up to 30MTs, more than 10% of the seaborne market
- This supply response is expected to bring the market back into balance in the near-term

Sources: Company announcements, internal analysis

15

16  Overall U.S. domestic thermal market remains challenged  Unusually mild 2011/2012 winter resulted in low coal burn and high inventories, which remain elevated at approximately 190 million tons as of September 30  Competition from low-priced shale gas has reduced coal’s market share  Aggressive regulation creates uncertainty for utilities, drives plant retirements & fuel switching CAPP Steam Facing Structural Challenges Structural • Regulation • Permitting • High operating costs • Deteriorating geology • Plant retirements Cyclical • Mild winter 2011/2012 • Competition from low-priced natural gas • High inventory levels  NAPP and PRB coals were negatively impacted by cyclical challenges, primarily mild winter in 2011/2012 and subsequent competition from low priced natural gas  While inventories are still above normal levels at PRB and NAPP, these regions are now competitive against natural gas at current natural gas prices Central Appalachian Steam Challenges

17  When natural gas prices bottomed below $2/MCF, fuel switching drove coal to 32% of U.S. generation  Coal has recently risen to 39% of U.S. generation as spot gas prices have climbed into the mid $3s  Contango in forward gas prices suggests that coal usage may rise further as more switching reverses  As rigs are shifted to liquids plays and existing shale wells decline (~80% 1st year production decline in many), injection rates should fall – suggesting a positive impact on future pricing Nat Gas Rebound Drives Thermal Coal Use Natural Gas, Fuel Switching Trends Favor U.S. Thermal Coal Rig Count Declining Gas Prices vs. Injection Rates 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Dec-07 Sep-08 Jun-09 Mar-10 Dec-10 Sep-11 Jun-12 R ig s Oil and Gas Rig Count Oil Gas Sources: EIA and Baker Hughes $1.50 $2.50 $3.50 $4.50 $5.50 $6.50 (6.0) (4.0) (2.0) - 2.0 4.0 6.0 8.0 J a n -0 9 Ma y -0 9 S e p -0 9 J a n -1 0 Ma y -1 0 S e p -1 0 J a n -1 1 Ma y -1 1 S e p -1 1 J a n -1 2 Ma y -1 2 S e p -1 2 B C F/da y Quarterly Injection Rate Beyond Normal (BCF/day) HH Gas Price ($/mmBtu)

18 MA 3 MD 2 NJ 2 22 10 16 17 18 30 17 6 1 3 4 2 3 2 4 1 6 4 12 7 11 1  U.S. domestic thermal market remains challenged with announcements of retirements/conversions of coal fired power plants in 25 states  More than 200 coal fired units primarily in Eastern US totaling more than 30GW Regulation Causing Coal Unit Retirements • 25 States • 31,111 MW • 204 Units Source: ACCCE as of September, 2012 – Announced retirements or conversions MACT NSPS CSAPR

19 Alpha Natural Resources European Investor Presentation Financial Overview Resources to Enhance Shareholder Value

20 Note: Adjusted EBITDA from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward; and 2011 includes Massey starting June 1, 2011. Capex includes federal Lease-By-Application (LBA) annual bonus bid payments of $36.1 million for Eagle Butte for the years 2008 through 2011 and YTD 9/30/12, and $28.9 million for Belle Ayr for 2011 and $17.4 million YTD 9/30/12. FCF = Operating cash flow, less capex ANR: Strong Financial Results • Continue aggressive capex, SG&A and operating cost control • YTD 2012 impacted by litigation related disbursements & markets • Generated free cash flow each year since going public (2005-2011) • Will continue to focus on FCF generation as one of the key metrics $263 $319 $301 $331 $339 $345 $593 $386 $71 $117 $166 $361 $156 $349 $93 $(80) $(200) $- $200 $400 $600 $800 2005 2006 2007 2008 2009 2010 2011 YTD 9/30/12 Free Cash Flow Alpha Pro Forma Capex Alpha Pro Forma FCF $1,878 $2,469 $2,496 $3,917 $7,109 $5,417 $234 $394 $541 $796 $1,222 $575 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2007 2008 2009 2010 2011 YTD 9/30/12 Revenue and Adjusted EBITDA Revenue Adjusted EBITDA

21 Liquidity Remains Strong Post-Merger ($ millions) Maturity As of 10/26/12 $1,000mm Revolving Credit Facility June, 2016 $0 Term Loan A June, 2016 555 2.375% Convertible Notes April, 2015 288 3.25% Convertible Notes August, 2015 536 6.0% Senior Notes (BB/Ba3) June, 2019 800 6.25% Senior Notes (BB/Ba3) June, 2021 700 9.75% Senior Notes (BB/Ba3) April, 2018 500 Capital Leases Various 61 Total Long-term Debt $3,440 Liquidity and Credit Statistics Cash & Equivalents and marketable securities $935 Revolver 1,000 Accounts Receivable Securitization Facility 232 Less: Letters of Credit Outstanding (161) Total Potential Liquidity $2,006

22  Leading global met producer with consistent performance enhanced by product and regional diversification o #3 globally in metallurgical coal  More export capacity than any other US producer allows Alpha to take advantage of growing seaborne demand  Prudent capital expenditure management with consistent free cash flow generation  Focus on operational optimization, cost control, consistent execution and positive free cash flow generation to enhance shareholder value  Well positioned to take advantage of stronger future economic growth Well-Positioned for Future Growth

23 www.alphanr.com Appendices

24 Reconciliation Use of Non-GAAP Measures In addition to the results prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this press release, Alpha has presented the following non-GAAP financial measures, which management uses to gauge operating performance: EBITDA, adjusted EBITDA, adjusted net income (loss), adjusted diluted earnings (loss) per common share, adjusted cost of coal sales per ton, adjusted coal margin per ton and adjusted weighted average coal margin per ton. These non-GAAP financial measures exclude various items detailed in the attached “Reconciliation of EBITDA and Adjusted EBITDA to Net Income (Loss)” and “Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss).” The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the Company’s performance that management believes are useful to securities analysts, investors and others in assessing the Company’s performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below.

25 Reconciliation of Adjusted EBITDA Alpha Natural Resources, Inc. and Subsidiaries Reconciliation of EBITDA and Adjusted EBITDA to Net Income (Loss) (In Thousands) (Unaudited) September 30, 2012 June 30, 2012 September 30, 2011 2012 2011 Net income (loss) $ (46,146) $ (2,234,656) $ 62,604 $ (2,309,568) $ 62,384 Interest expense 47,345 46,534 49,148 139,313 94,726 Interest income (1,328) (1,324) (930) (3,749) (2,987) Income tax expense (benefit) (83,182) (449,798) (3,225) (576,765) 2,244 Depreciation, depletion and amortization 238,894 272,850 249,253 797,516 485,002 Amortization of acquired intangibles, net (11,682) (17,286) (80,618) (64,480) (63,563) EBITDA 143,901 (2,383,680) 276,232 (2,017,733) 577,806 Goodwill impairment - 1,525,332 - 1,525,332 - Asset impairment and restructuring 13,676 1,010,878 - 1,028,610 - UBB expenses (1,539) 12,893 10,636 25,697 16,417 Change in fair value and settlement of derivative instruments 28,581 (8,027) (55,168) (15,385) (53,956) Merger related expenses (6,101) 29,224 102,532 26,488 372,187 Loss on early extinguishment of debt - - 5,212 - 9,768 Changes in estimated future costs of water treatment at closed mines - - 37,137 - 37,137 Impact of write-off of weather-related property damage - - - 2,300 - Adjusted EBITDA $ 178,518 $ 186,620 $ 376,581 $ 575,309 $ 959,359 This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission. Three Months Ended Nine Months Ended September 30,

26 Reconciliation of Adjusted Income September 30, 2012 June 30, 2012 September 30, 2011 2012 2011 Net income (loss) $ (46,146) $ (2,234,656) $ 62,604 $ (2,309,568) $ 62,384 Goodwill impairment - 1,525,332 - 1,525,332 - Asset impairment and restructuring 13,676 1,010,878 - 1,028,610 - UBB expenses (1,539) 12,893 10,636 25,697 16,417 Amortization of acquired intangibles, net (11,682) (17,286) (80,618) (64,480) (63,563) Change in fair value and settlement of derivative instruments 28,581 (8,027) (55,168) (15,385) (53,956) Merger related expenses (6,101) 29,224 102,532 26,488 372,187 Impact of write-off of weather-related property damage - - - 2,300 - Loss on early extinguishment of debt - - 5,212 - 9,768 Changes in estimated future costs of water treatment at closed mines - - 37,137 - 37,137 Estimated income tax effect of above adjustments (10,401) (405,407) (6,202) (398,519) (78,636) Discrete tax charge from valuation allowance adjustment (2,048) 21,300 - 20,706 - Discrete tax charge from state statutory tax rate change, net of federal tax impact - (6,397) - (6,397) - Discrete tax charge from non-deductible transaction costs - - - - 5,961 Adju ted net income (loss) $ (35,660) $ (72,146) $ 76,133 $ (165,216) $ 307,699 Weighted average shares--diluted 220,417,448 220,295,415 226,281,985 220,167,198 168,833,010 Adjusted diluted earnings (loss) per common share $ (0.16) $ (0.33) $ 0.34 $ (0.75) $ 1.82 This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission. Three Months Ended Nine Months Ended September 30, Alpha Natural Resources, Inc. and Subsidiaries Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss) (In Thousands Except Shares and Per Share Data) (Unaudited)

27 Key Regulations and Legislation Cross-State Air Pollution Rule (CSAPR) and Utility MACT (MATS) are the primary regulations that will shape the future of coal-fired generation in the US • Cross State Air Pollution Rule (CSAPR) stayed December 30, 2011 by D.C. Circuit court & CAIR reinstated • EPA requested an en banc rehearing in early October • MATS rule finalized December 21, 2011 • Compliance by 1Q15; additional time possible on an exception basis • Establishes first ever limits for mercury, filterable PM, and HCl • Provisions of the rule impacting new sources reconsidered by EPA and sent to OMB for review on 11/7/12 • For both rules, in general, most will have to install costly scrubbers driving up power prices • Activated Carbon Injection (ACI) is the most common and effective technology to capture the air toxins for MATS • Scrubbers typically take 4-5 years to build • New Source Performance Standard (NSPS) sets a national limit for CO2 emissions from new electric generating units (EGUs) • Proposal issued March 27, 2012; Rule expected to be finalized in late 2012 or early 2013 • EPA required under 2010 settlement agreement to also set GHG NSPS for existing sources • A number of additional coal-related Clean Air Act (CAA) regulations are expected to be promulgated in 2013-2014 Source: Internal analysis